FIRST AMENDMENT TO TERM LOAN, REVOLVING CREDIT, GUARANTEE AND
SECURITY AGREEMENT

                FIRST AMENDMENT (this "Amendment"), dated as of July 30, 2004, to the Term Loan, Revolving Credit, Guarantee and Security Agreement, dated as of July 1, 2004 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among MISSISSIPPI CHEMICAL CORPORATION (the "Borrower"), the subsidiaries of the Borrower party thereto (collectively, the "Guarantors"), each a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), CITICORP NORTH AMERICA, INC as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and CITIGROUP GLOBAL MARKETS INC., and PERRY PRINCIPALS INVESTMENTS, LLC as Joint Lead Arrangers.

W I T N E S S E T H :

               WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Joint Lead Arrangers are parties to the Credit Agreement;

               WHEREAS, the Borrower and Guarantors have requested that the Lenders agree to amend certain provisions of the Credit Agreement as more fully set forth below; and

               WHEREAS, the Lenders are willing to agree to such requested amendments, but only upon the terms and conditions of this Amendment;

               NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

               1.      Defined Terms.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.

               2.      Amendment to Section 5.11 (Approved Plan) of the Credit Agreement.  Section 5.11 of the Credit Agreement is hereby amended by deleting the date "July 31, 2004" where it appears therein and by inserting in-lieu thereof the date:  "August 23, 2004".

               3.      Amendment to Section 5.12 (Bank Accounts).  Section 5.12 of the Credit Agreement is hereby amended by so that it reads as set forth below:

               "5.12 Bank Accounts.  (i) Maintain the Collection Accounts listed on Schedule 5.12 with the banks listed thereon (or with such other banks as may be acceptable to the Administrative Agent) and deposit all proceeds of Collateral and all revenues, income and cash flow of the Borrower and the Guarantors into a Collection Account immediately upon receipt, (ii) on or before August 31, 2004 ensure that the Administrative Agent has exclusive dominion and control over the Collection Accounts maintained with La Salle Bank, National Association  and the proceeds of collection deposited therein, either (A) pursuant to account control agreements reasonably acceptable to the Administrative Agent, or (B) if such account control agreements are not entered into by August 16, 2004, pursuant to such arrangements with respect to such accounts as may be acceptable to the Administrative Agent including, without limitation, by closing such Collection Accounts and establishing new Collection Accounts with the Administrative Agent or an Affiliate of the Administrative Agent, and (iii) until such time as the Administrative Agent has exclusive dominion and control over the Collection Accounts, by no later than 2:00 P.M. New York City time on each Business Day, transfer the balances in the Collection Accounts (in excess of $1,000,000 in the aggregate) to the Concentration Account."

               4.      Amendment to Section 7(o). Section 7(o) of the Credit Agreement is hereby amended by deleting the phrase "Financing Order" where is appears therein and by inserting in-lieu thereof the word: "Orders".

               5.      Representations and Warranties; No Default.  After giving effect to this Amendment, each of the Borrower and the Guarantors hereby represents and warrants that all representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Amendment.

               6.      Conditions to Effectiveness of this Amendment.  This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.

               7.      Continuing Effect; No Other Amendments or Waivers.  Except as expressly amended pursuant to this Amendment, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect in accordance with their respective terms, and this Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or any other Loan Document, including without limitation, any amendment, modification or waiver of any Section amended pursuant to this Amendment for any other date or time period or in connection with any other transaction.

               8.      Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               9.      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                                                                                           MISSISSIPPI CHEMICAL CORPORATION, as
                                                                                                           Debtor and Debtor-In-Possession, and Borrower

                                                                                                           By:    /s/ Timothy A. Dawson
                                                                                                                  Name:  Timothy A. DAWSON
                                                                                                                  Title:  Senior Vice President and
                                                                                                                           Chief Financial Officer

                                  MISSISSIPPI NITROGEN, INC., as Debtor and
                                  Debtor-In-Possession

                                                                                                          By:    /s/ Timothy A. Dawson
                                                                                                                Name:  Timothy A. DAWSON
                                                                                                                Title:  Vice President of Finance

                                MISSCHEM NITROGEN, L.L.C.., as Debtor and
                                Debtor-In-Possession

                                                                                                        By:    /s/ Timothy A. Dawson
                                                                                                              Name:  Timothy A. DAWSON
                                                                                                              Title:  Vice President of Finance

                               MISSISSIPPI CHEMICAL COMPANY, L.P., as
                               Debtor and Debtor-In-Possession

                               By: MISSISSIPPI CHEMICAL MANAGEMENT
                               COMPANY, Sole General Partner

                                                                                                       By:   /s/ Timothy A. Dawson
                                                                                                             Name:  Timothy A. DAWSON
                                                                                                             Title:  Vice President of Finance

                              MISSISSIPPI CHEMICAL MANAGEMENT
                              COMPANY, as Debtor and Debtor-In-Possession

                                                                                                      By:    /s/ Timothy A. Dawson
                                                                                                            Name:  Timothy A. DAWSON
                                                                                                            Title:  Vice President of Finance

                             MISSISSIPPI PHOSPHATES CORPORATION, as
                             Debtor and Debtor-In-Possession

                                                                                                     By:    /s/ Timothy A. Dawson
                                                                                                           Name:  Timothy A. DAWSON
                                                                                                           Title:  Vice President of Finance

                             MISSISSIPPI POTASH, INC., as Debtor and
                             Debtor-In-Possession

                                                                                                    By:    /s/ Timothy A. Dawson
                                                                                                          Name:  Timothy A. DAWSON
                                                                                                          Title:  Vice President of Finance

                            EDDY POTASH, INC., as Debtor and Debtor-In-
                            Possession

                                                                                                    By:    /s/ Timothy A. Dawson
                                                                                                          Name:  Timothy A. DAWSON
                                                                                                          Title:  Vice President of Finance

                           TRIAD NITROGEN, L.L.C., as Debtor and Debtor-
                           In-Possession

                                                                                                   By:     Timothy A. Dawson
                                                                                                          Name:  Timothy A. DAWSON
                                                                                                          Title:  Vice President of Finance

                          MELAMINE CHEMICALS, INC. as Debtor and
                          Debtor-In-Possession

                                                                                                  By:    Timothy A. Dawson
                                                                                                        Name:  Timothy A. DAWSON
                                                                                                        Title:  Vice President of Finance

                         ADMINISTRATIVE AGENT AND LENDERS:

                         CITICORP NORTH AMERICA, INC., as
                         Administrative Agent and Lender

                         By:    /s/ Keith R. Karako
                         Name:  Keith R. Karako
                         Title:    Vice President

                  CITIGROUP FINANCIAL PRODUCTS INC., as
                  Lender

                        By:    /s/ Jeffrey S. Jacob
                        Name:  Jeffrey S. Jacob
                        Title:    Managing Director

                       PERRY PRINCIPALS INVESTMENTS LLC, as
                       Lender

                      By:    /s/ Nathaniel J. Klipper
                      Name:  Nathaniel J. Klipper
                      Title:    Managing Director

                      VARDE INVESTMENT PARTNERS, L.P.
                By: Varde Investment Partners G.P., LLC, its
                      General Partner

                      By: Varde Partners, L.P., its Managing
                      Member

                      By: Varde Partners, Inc., its General Partner

                By:    /s/ George G. Hicks
                       Name:  George G. Hicks
                       Title:    Managing Partner